UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 18, 2025
Date of Report (date of earliest event reported)
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Lineage, Inc.
(Exact name of registrant as specified in its charter)
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Maryland (State or other jurisdiction of incorporation or organization)	001-42191 (Commission File Number)	82-1271188 (I.R.S. Employer Identification Number)
46500 Humboldt Drive Novi, Michigan 48377
(Address of principal executive offices and zip code)
(800) 678-7271
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	LINE	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07 - Submission of Matters to a Vote of Security Holders
On June 18, 2025, Lineage, Inc. (“the Company”) held its 2025 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders: (i) elected all ten directors to serve until the annual meeting in 2026 and until their successors are duly elected and qualified; (ii) ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent auditor for fiscal year 2025; (iii) approved, on an advisory basis, the compensation paid to the Company’s named executive officers (“say-on-pay”); and (iv) approved, on an advisory basis, a one-year frequency for future say-on-pay votes. In light of the outcome of our advisory vote on the frequency for future say-on-pay votes, the Board has determined that the Company will include a say-on-pay vote in the Company’s proxy materials each year until the next advisory vote on the frequency of future say-on-pay votes required by applicable law. The final voting results are below.
Proposal 1: Election of Directors

Nominee	For	Against	Abstain	Broker Non-Votes
Adam Forste	199,818,715	19,919,263	9,182	2,847,408
Kevin Marchetti	201,630,518	18,107,982	8,660	2,847,408
Greg Lehmkuhl	219,385,667	323,428	38,065	2,847,408
Shellye Archambeau	219,158,446	552,942	35,772	2,847,408
John Carrafiell	219,405,655	307,223	34,282	2,847,408
Joy Falotico	219,353,005	359,732	34,423	2,847,408
Luke Taylor	219,414,747	297,884	34,529	2,847,408
Michael Turner	219,232,184	480,429	34,547	2,847,408
Lynn Wentworth	219,212,246	499,221	35,693	2,847,408
James Wyper	219,406,141	301,222	39,797	2,847,408
Proposal 2: Ratification of Auditor

For	Against	Abstain	Broker Non-Votes
222,553,728	28,128	12,712	N/A
Proposal 3: Say-on-Pay

For	Against	Abstain	Broker Non-Votes
185,516,251	34,216,033	14,876	2,847,408
Proposal 4: Frequency for Future Say-on-Pay Votes

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
219,399,466	6,311	326,702	14,681	2,847,408

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lineage, Inc.
(Registrant)

June 20, 2025	/s/ Natalie Matsler
Date	(Signature)
Natalie Matsler
Chief Legal Officer & Corporate Secretary